UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 16, 2026

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2026, Zentalis Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 49,453,766 shares of common stock were present online or represented by proxy at the meeting, representing approximately 69.47% of the Company’s outstanding common stock as of the April 20, 2026 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026, as supplemented on May 27, 2026.

Item 1 — Election of two Class III directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified, subject to their earlier death, resignation or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Johnson	20,711,869	12,215,784	16,526,113
Jan Skvarka, Ph.D.	23,497,184	9,430,469	16,526,113

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
49,321,951	13,557	118,258	0

Item 3 — Approval, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
21,949,844	10,930,673	47,136	16,526,113

Based on the foregoing votes, David Johnson and Jan Skvarka, Ph.D., were elected as Class III Directors and Items 2 and 3 were approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: June 18, 2026	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer